AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT This AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of May 2, 2024 (the “Effective Date”), is made by and among Appgate Cybersecurity, Inc., a Delaware corporation (the “Borrower”), Appgate, Inc., a Delaware corporation (the “Parent”), the other guarantors set forth on the signature pages hereto (the “Subsidiary Guarantors”) and SIS Holdings, L.P. (the “Lender”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the A&R Revolving Credit Agreement referred below. W I T N E S S E T H: WHEREAS, previously the Borrower, the Parent and the other parties thereto entered into that certain Amended and Restated Revolving Credit Agreement, dated June 9, 2023 (as it has been amended, supplemented or otherwise modified from time to time, the “A&R Revolving Credit Agreement”); WHEREAS, pursuant to Section 5.10 of the A&R Revolving Credit Agreement, the Borrower and any Guarantor or Restricted Subsidiary shall not, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness, and the Borrower and any Guarantor or Restricted Subsidiary shall not issue any Disqualified Stock; provided however, that the Borrower and any Guarantor or Restricted Subsidiary may incur Permitted Indebtedness or issue Permitted Disqualified Stock; WHEREAS, pursuant to Section 1.01 of the A&R Revolving Credit Agreement, Permitted Indebtedness shall (with respect to the aggregate principal amount of Magnetar Notes) not, without the prior written consent of the Lender, exceed $90,000,000, plus any PIK Interest or PIK Notes issued in connection with the Magnetar Notes (the “Permitted Indebtedness Cap”); WHEREAS, the Borrower and the Parent have requested that the Lender increase the Permitted Indebtedness Cap to $105,000,000, as set forth herein; and WHEREAS, the Lender is willing to effect such amendment on the terms and conditions contained in this Amendment. NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: AGREEMENT Section 1. Amendment. The definition of “Permitted Indebtedness” in Section 1.01 of the A&R Revolving Credit Agreement is hereby amended and restated in its entirety as follows:

- 2 - “Permitted Indebtedness” means (i) “Permitted Indebtedness” as defined in the Note Issuance Agreement and (ii) the Obligations; provided that the aggregate principal amount of Magnetar Notes that constitute Permitted Indebtedness shall not, without the prior written consent of the Lender, exceed $105,000,000, plus any PIK Interest or PIK Notes issued under the Note Issuance Agreement (as such terms are defined therein).” Section 2. Reaffirmation of Obligations. Each of the Parent, the Borrower, and each Subsidiary Guarantor hereby confirms and ratifies all of its obligations under the A&R Revolving Credit Agreement and the other Loan Documents to which it is a party and the enforceability of such obligations against it in accordance with their respective terms. Section 3. Miscellaneous. 3.1 Effect of Agreement. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any Loan Document, or constitute a waiver of any provision of any Loan Document, except as expressly set forth herein. Except as expressly provided herein, each Loan Document is and shall remain unchanged and in full force and effect and nothing contained in this Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Amendment. 3.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic mail (including “pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method) shall be as effective as delivery of a manually executed counterpart to this Amendment. 3.3 Loan Documents. This Amendment shall constitute a Loan Document. 3.4 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. 3.5 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment. 3.6 Entire Agreement. This Amendment (together with the A&R Revolving Credit Agreement, as modified by this Amendment, and the other Loan Documents) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

- 3 - 3.7 Governing Law; Jurisdiction and Process; WAIVER OF JURY TRIAL. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS WAIVER. [signature pages follow]

[Signature Page to Amendment to A&R Revolving Credit Agreement] The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above. PARENT: APPGATE, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer BORROWER: APPGATE CYBERSECURITY, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Revolving Credit Agreement] SUBSIDIARY GUARANTORS: CRYPTZONE WORLDWIDE, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer CRYPTZONE INTERNATIONAL HOLDINGS INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer CRYPTZONE NORTH AMERICA INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Revolving Credit Agreement] IMMUNITY, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer IMMUNITY FEDERAL SERVICES, LLC By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer IMMUNITY PRODUCTS, LLC By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer IMMUNITY SERVICES, LLC By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Revolving Credit Agreement] EASY SOLUTIONS ENTERPRISES CORP. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer EASY SOLUTIONS, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer CATBIRD NETWORKS, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Revolving Credit Agreement] LENDER: SIS HOLDINGS, L.P. as Lender By: SIS Holdings GP, LLC, its General Partner By: /s/ Ben Phillips Name: Ben Phillips Title: Authorized Signatory